Exhibit 10.7

                    AMENDMENT TO DIAMOND SHAMROCK, INC.
                       RETIREMENT PLAN FOR DIRECTORS

     Diamond Shamrock, Inc., a Delaware corporation, pursuant to authority granted by its Board of Directors, hereby adopts the following amendment to its Retirement Plan for Directors (the "Plan").

     1. New Sections 4 and 5 are added as follows and the former Sections 4 and 5 and all subsequent sections are re-numbered accordingly:

     4.   No Further Accrual of Benefits

     Effective May 7, 1996, no further Benefits shall accrue to any Non-Employee Director under this Plan and all Benefits accrued to date are frozen.

     5.   Lump Sum Distribution upon a Change in Control

     In the event a Non-Employee Director's services as a director of the Corporation are terminated following a Change in Control, the Non-Employee Director's Benefit shall be distributed in the form of a lump sum to the Non-Employee Director within sixty (60) days of such termination.

     "Change in Control" will be deemed to have occurred when (1) a report is filed on Schedule 13D or Schedule 14D-1 (or any successor schedule, form or report), each as promulgated pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), disclosing that any person (as the term "person" is used in Section 13 (d)(3) or Section 14(d)(2) of the Exchange Act) has become the beneficial owner (as the term
     "beneficial owner" is defined under Rule 13d-3 or any successor rule or regulation promulgated under the Exchange Act) of securities representing more than 25% of the combined voting power of the then-outstanding voting securities of the Corporation and such acquisition has not been authorized, approved or recommended by majority vote of the Board of Directors prior to the date of the filing of such report, or
     (2) such other event has occurred which the Board of Directors may, in its sole discretion, by majority vote determine to constitute a change in control.

     The foregoing amendment shall be effective as of May 7, 1996 and except as amended herein, the terms and provisions of said Plan shall remain in full force and effect.

     Executed this 22nd day of July, 1996.

                              DIAMOND SHAMROCK, INC.


                              By:  /s/ WILLIAM R. KLESSE
                                       William R. Klesse
                                       Executive Vice President
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